SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 1997

                      LEHMAN HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in its charter)


          New York                   333-01451                     36-7142775
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)   Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                     60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

   On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date October 15, 1997.

                       Principal         Interest       Ending Balance

        Cede & Co. $3,037,527.02         $570,657.26     $112,905,534.72

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.   Monthly Statements and Exhibits

          Exhibit No.
          1.   Monthly Statement to Certificateholders dated October 15, 1997



Statement to Certificateholders (Page 1 of 2)



Distribution Date:               9/15/97      10/15/97



      INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000
ORIGINAL PRINCIPAL AMOUNT)



A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS





       Investor Certificate Interest Distributed                4.073745
       3.903531
       Investor Certificate Interest Shortfall Distributed
       0.000000      0.000000

       Remaining Unpaid Investor Certificate Interest Shortfall
              0.000000      0.000000



       Managed Amortization Period ? (Yes=1; No=0)
       1      1
       Investors Certificate Principal Distributed
8.414261      20.777940
         Principal Distribution Amount                          8.414261
20.150300
            Maximum Principal Payment                           23.941685
35.460086
            Alternative Principal Payment                       8.414261
       20.150300
            Principal Collections less Additional Balances
       8.414261      20.150300
         Investor Loss Amount Distributed to Investors
       0.000000      0.627640
         Accelerated Principal Distribution Amount
0.000000      0.000000
         Credit Enhancement Draw Amount                            0.00
0.00

       Total Amount Distributed to Certificateholders (P & I)
              12.488006     24.681471

B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


       Beginning Investor Certificate Balance
"117,173,142.52 "    "115,943,061.73 "
       Ending Investor Certificate Balance
"115,943,061.73 "    "112,905,534.72 "
       Beginning Invested Amount      "117,919,012.87"      "116,688,932.08 "
       Ending Invested Amount                   "116,688,932.08 "
"113,651,405.06 "
       Investor Certificateholder Floating Allocation Percentage
              94.1362%      94.0780%
       Pool Factor                                    0.7930984     0.7723205
       Liquidation Loss Amount for Liquidated Loans
       0.00   "97,530.43 "
       Unreimbursed Liquidation Loss Amount
0.00   0.00

Additional Servicing Fee                             0     0
C.     POOL INFORMATION

       Beginning Pool Balance                         "125,264,281.99 "
"124,034,201.20 "
       Ending Pool Balance                           "124,034,201.20 "
"120,990,898.46 "
       Servicer Removals form the Trust (Section 2.06)
       0.00   0.00
       Servicing Fee                            "52,193.45 "  "51,680.92 "

D.     INVESTOR CERTIFICATE RATE

       Investor Certificate Rate                             5.902340%
5.906250%
       LIBOR Rate                                    5.652340%     5.656250%
       Maximum Rate                                 9.785041%     9.780110%



E.     DELINQUENCY & REO STATUS



       Delinquent 30-59 days

           No. of Accounts                     25     35

          Trust Balances                      "805,495.15 " "990,321.93 "

       Delinquent 60-89 days

           No. of Accounts                                     7      8

          Trust Balances                        "466,287.59 " "581,092.96 "

       Delinquent 90+ days

           No. of Accounts                         17     19

          Trust Balances                      "593,005.54 " "632,522.98 "

       Delinquent 9+ Months

           No. of Accounts                         10     11

          Trust Balances                       "714,592 "    "723,035 "

       REO

           No. of Accounts                      2      3

          Trust Balances                       "395,658.52 " "387,564.15 "





Statement to Certificateholders (Page 2 of 2)



Distribution Date:                                   9/15/97       10/15/97



  "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"

       "this 09th day of  October, 1997"




              Countrywide Home Loans Formerly Known as Countrywide Funding Corporation

              as Servicer



              _______________________________________



             Sam Ilagan

             Vice-President



       Distribution List:



 "   Director, IPM - FSA"           Lupe Montero - Countrywide Home Loans

 Barbara Grosse - First National Bank of Chicago             Richard Marron -
Countrywide Home Loans
Gail Brennan - Standard & Poor's Corp.
Dave Walker - Countrywide Home Loans

Paul Marsilio - Lehman Brothers
Richard Pohl - Countrywide Home Loans

Margarette Carrette - Moody's Investors Service             Jose Baltasar -
Countrywide Home Loans
Brain Sulker - Hall - Countrywide Home Loans

                            SIGNITURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                     By  _______________________________________
                                       Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: October 31, 1997